                                                                      Exhibit 24


                               POWER OF ATTORNEY

         The undersigned appoints Jerome T. Loeb, Louis J. Garr, Jr. and Richard A. Brickson, and each or any one of them acting alone, as his true and lawful attorney-in-fact and agent, with full power of substitution for him and in his name, place and stead, in any and all capacities, to sign a registration statement on Form S-3 and to sign any and all amendments thereto or post-effective amendments thereto with respect to debt securities of The May Department Stores Company, a New York corporation, as guaranteed by The May Department Stores Company, a Delaware corporation, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute may lawfully do or cause to be done by virtue hereof.



                                     /s/ Russell E. Palmer
                                  -------------------------------------
                                  Russell E. Palmer
                                  Director of The May Department Stores
                                  Company, A Delaware Corporation



Date:  September 4, 1996

                               POWER OF ATTORNEY


         The undersigned appoints Jerome T. Loeb, Louis J. Garr, Jr. and Richard A. Brickson, and each or any one of them acting alone, as his true and lawful attorney-in-fact and agent, with full power of substitution for him and in his name, place and stead, in any and all capacities, to sign a registration statement on Form S-3 and to sign any and all amendments thereto or post-effective amendments thereto with respect to debt securities of The May Department Stores Company, a New York corporation, as guaranteed by The May Department Stores Company, a Delaware corporation, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute may lawfully do or cause to be done by virtue hereof.



                                     /s/ Edward H. Meyer
                                  -------------------------------------
                                  Edward H. Meyer
                                  Director of The May Department Stores
                                  Company, a Delaware Corporation



Date:  September 4, 1996

                               POWER OF ATTORNEY


         The undersigned appoints Jerome T. Loeb, Louis J. Garr, Jr. and Richard A. Brickson, and each or any one of them acting alone, as his true and lawful attorney-in-fact and agent, with full power of substitution for him and in his name, place and stead, in any and all capacities, to sign a registration statement on Form S-3 and to sign any and all amendments thereto or post-effective amendments thereto with respect to debt securities of The May Department Stores Company, a New York corporation, as guaranteed by The May Department Stores Company, a Delaware corporation, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute may lawfully do or cause to be done by virtue hereof.



                                      /s/ Michael R. Quinlan
                                  -------------------------------------
                                  Michael R. Quinlan
                                  Director of The May Department Stores
                                  Company, a Delaware Corporation



Date:  September 4, 1996

                               POWER OF ATTORNEY


         The undersigned appoints Jerome T. Loeb, Louis J. Garr, Jr. and Richard A. Brickson, and each or any one of them acting alone, as his true and lawful attorney-in-fact and agent, with full power of substitution for him and in his name, place and stead, in any and all capacities, to sign a registration statement on Form S-3 and to sign any and all amendments thereto or post-effective amendments thereto with respect to debt securities of The May Department Stores Company, a New York corporation, as guaranteed by The May Department Stores Company, a Delaware corporation, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute may lawfully do or cause to be done by virtue hereof.



                                      /s/ William P. Stiritz
                                  --------------------------------------
                                  William P. Stiritz
                                  Director of The May Department Stores
                                  Company, a Delaware Corporation




Date:  September 4, 1996

                               POWER OF ATTORNEY


         The undersigned appoints Jerome T. Loeb, Louis J. Garr, Jr. and Richard A. Brickson, and each or any one of them acting alone, as his true and lawful attorney-in-fact and agent, with full power of substitution for him and in his name, place and stead, in any and all capacities, to sign a registration statement on Form S-3 and to sign any and all amendments thereto or post-effective amendments thereto with respect to debt securities of The May Department Stores Company, a New York corporation, as guaranteed by The May Department Stores Company, a Delaware corporation, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute may lawfully do or cause to be done by virtue hereof.



                                     /s/ Robert D. Storey
                                  -------------------------------------
                                  Robert D. Storey
                                  Director of The May Department Stores
                                  Company, a Delaware Corporation



Date:  September 4, 1996

                               POWER OF ATTORNEY


         The undersigned appoints Jerome T. Loeb, Louis J. Garr, Jr. and Richard A. Brickson, and each or any one of them acting alone, as his true and lawful attorney-in-fact and agent, with full power of substitution for him and in his name, place and stead, in any and all capacities, to sign a registration statement on Form S-3 and to sign any and all amendments thereto or post-effective amendments thereto with respect to debt securities of The May Department Stores Company, a New York corporation, as guaranteed by The May Department Stores Company, a Delaware corporation, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute may lawfully do or cause to be done by virtue hereof.



                                     /s/ Helene L. Kaplan
                                  -------------------------------------
                                  Helene L. Kaplan
                                  Director of The May Department Stores
                                  Company, a Delaware Corporation




Date:  September 4, 1996

                               POWER OF ATTORNEY

         The undersigned appoints Jerome T. Loeb, Louis J. Garr, Jr. and Richard A. Brickson, and each or any one of them acting alone, as his true and lawful attorney-in-fact and agent, with full power of substitution for him and in his name, place and stead, in any and all capacities, to sign a registration statement on Form S-3 and to sign any and all amendments thereto or post-effective amendments thereto with respect to debt securities of The May Department Stores Company, a New York corporation, as guaranteed by The May Department Stores Company, a Delaware corporation, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute may lawfully do or cause to be done by virtue hereof.



                                    /s/ David C. Farrell
                                  -------------------------------------------
                                  David C. Farrell
                                  Director, Chairman of the Board and Chief
                                  Executive Officer of The May Department Stores Company, a Delaware corporation



                                    /s/ David C. Farrell
                                  -------------------------------------------
                                  David C. Farrell
                                  Chief Executive Officer of The May Department Stores Company, a New York corporation




Date:  September 4, 1996

                               POWER OF ATTORNEY


         The undersigned appoints Jerome T. Loeb, Louis J. Garr, Jr. and Richard A. Brickson, and each or any one of them acting alone, as his true and lawful attorney-in-fact and agent, with full power of substitution for him and in his name, place and stead, in any and all capacities, to sign a registration statement on Form S-3 and to sign any and all amendments thereto or post-effective amendments thereto with respect to debt securities of The May Department Stores Company, a New York corporation, as guaranteed by The May Department Stores Company, a Delaware corporation, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute may lawfully do or cause to be done by virtue hereof.



                                             /s/ Jerome T. Loeb
                                           ------------------------------------
                                           Jerome T. Loeb
                                           Director and President of The May
                                           Department Stores Company, a
                                           Delaware corporation



                                             /s/ Jerome T. Loeb
                                           ------------------------------------
                                           Jerome T. Loeb
                                           Director and President of The May
                                           Department Stores Company, a New
                                           York corporation



Date:  September 4, 1996

                               POWER OF ATTORNEY


         The undersigned appoints Jerome T. Loeb, Louis J. Garr, Jr. and Richard A. Brickson, and each or any one of them acting alone, as his true and lawful attorney-in-fact and agent, with full power of substitution for him and in his name, place and stead, in any and all capacities, to sign a registration statement on Form S-3 and to sign any and all amendments thereto or post-effective amendments thereto with respect to debt securities of The May Department Stores Company, a New York corporation, as guaranteed by The May Department Stores Company, a Delaware corporation, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute may lawfully do or cause to be done by virtue hereof.



                                           /s/  Richard L. Battram
                                           ------------------------------------
                                           Richard L. Battram
                                           Director and Executive Vice Chairman
                                           of The May Department Stores Company,
                                           a Delaware corporation



Date:  September 4, 1996

                               POWER OF ATTORNEY


         The undersigned appoints Jerome T. Loeb, Louis J. Garr, Jr. and Richard A. Brickson, and each or any one of them acting alone, as his true and lawful attorney-in-fact and agent, with full power of substitution for him and in his name, place and stead, in any and all capacities, to sign a registration statement on Form S-3 and to sign any and all amendments thereto or post-effective amendments thereto with respect to debt securities of The May Department Stores Company, a New York corporation, as guaranteed by The May Department Stores Company, a Delaware corporation, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute may lawfully do or cause to be done by virtue hereof.



                                             /s/ John L. Dunham
                                           ------------------------------------
                                           John L. Dunham
                                           Chief Financial Officer of The May
                                           Department Stores Company, a
                                           Delaware corporation



                                             /s/ John L. Dunham
                                           ------------------------------------
                                           John L. Dunham
                                           Director and Chief Financial Officer
                                           of The May Department Stores Company,
                                           a New York corporation



Date:  September 4, 1996

                               POWER OF ATTORNEY


         The undersigned appoints Jerome T. Loeb, Louis J. Garr, Jr. and Richard A. Brickson, and each or any one of them acting alone, as his true and lawful attorney-in-fact and agent, with full power of substitution for him and in his name, place and stead, in any and all capacities, to sign a registration statement on Form S-3 and to sign any and all amendments thereto or post-effective amendments thereto with respect to debt securities of The May Department Stores Company, a New York corporation, as guaranteed by The May Department Stores Company, a Delaware corporation, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute may lawfully do or cause to be done by virtue hereof.



                                             /s/ Eugene S. Kahn
                                           ------------------------------------
                                           Eugene S. Kahn
                                           Director and Vice Chairman of The
                                           May Department Stores Company, a
                                           Delaware corporation



Date:  September 4, 1996

                               POWER OF ATTORNEY


         The undersigned appoints Jerome T. Loeb, Louis J. Garr, Jr. and Richard A. Brickson, and each or any one of them acting alone, as his true and lawful attorney-in-fact and agent, with full power of substitution for him and in his name, place and stead, in any and all capacities, to sign a registration statement on Form S-3 and to sign any and all amendments thereto or post-effective amendments thereto with respect to debt securities of The May Department Stores Company, a New York corporation, as guaranteed by The May Department Stores Company, a Delaware corporation, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute may lawfully do or cause to be done by virtue hereof.



                                             /s/ Anthony J. Torcasio
                                           ------------------------------------
                                           Anthony J. Torcasio
                                           Director of The May Department Stores
                                           Company, a Delaware Corporation, and
                                           President and Chief Executive
                                           Officer of May Merchandising Company



Date:  September 4, 1996

                               POWER OF ATTORNEY


         The undersigned appoints Jerome T. Loeb, Louis J. Garr, Jr. and Richard A. Brickson, and each or any one of them acting alone, as his true and lawful attorney-in-fact and agent, with full power of substitution for him and in his name, place and stead, in any and all capacities, to sign a registration statement on Form S-3 and to sign any and all amendments thereto or post-effective amendments thereto with respect to debt securities of The May Department Stores Company, a New York corporation, as guaranteed by The May Department Stores Company, a Delaware corporation, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute may lawfully do or cause to be done by virtue hereof.



                                             /s/ Jan R. Kniffen
                                           -----------------------------------
                                           Jan R. Kniffen
                                           Director of The May Department Stores
                                           Company, a New York corporation




Date:  September 4, 1996